EXHIBIT 23.1



    Consent of Independent Public Accountants


  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements File Nos. 33-72516,
333-80151, 333-48087, 333-46646.


                           Trochiano & Daszkowski LLP



Staten Island, New York
June 12, 2002